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 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    July 22, 2004

 PanAmSat Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22531	95-4607698
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

20 Westport Road, Wilton, CT	06897
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (203) 210-8000

(Former name and former address, if changed since last report.)

Item 7.    Financial Statements, Pro Forma Information and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release dated July 22, 2004*

  99.2
  Supplemental Regulation FD Disclosure of PanAmSat Corporation dated July 22, 2004*

*
These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act. See Item 9.

Item 9.    Regulation FD Disclosure.

        On July 22, 2004, PanAmSat Corporation (the "Company") issued a press release announcing the proposed offering of notes in a transaction exempt from registration under the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

        In addition, attached as Exhibit 99.2 hereto and incorporated by reference herein is a presentation of certain financial information relating to the Company, including certain information relating to its recent financial results and certain other information relating to the pending acquisition of the Company by affiliates of Kohlberg Kravis Roberts & Co. L.P., The Carlyle Group and Providence Equity Partners, Inc.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004	PANAMSAT CORPORATION Registrant
	By:	/s/ JAMES W. CUMINALE Name: James W. Cuminale Title: Executive Vice President, Corporate Development General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 22, 2004*
99.2	Supplemental Regulation FD Disclosure of PanAmSat Corporation dated July 22, 2004*
*
These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act. See Item 9.

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SIGNATURES
EXHIBIT INDEX